UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

MAKAMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-207488	45-5705488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2934 N. Beverly Glen Circle, Suite #338

Los Angeles, CA 90077
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 692-4121

500 W. 5th Street, Suite 800

PMB #57

Winston Salem, NC 27101

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 7, 2022, Makamer Holdings, Inc., a Nevada corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (“Form 8-K”) to report the acquisition by the Company of Makamer, Inc., a Delaware corporation, and related matters. This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) is being filed by the Company to amend and restate the original Form 8-K in its entirety, and to supplement the original Form 8-K to include the financial statements and pro forma information required by Item 9.01.

Except as described above, no other amendments are being made to the Form 8-K. This Form 8-K/A does not reflect events occurring after the filing of the Form 8-K or modify or update the disclosure contained therein in any way other than as required to reflect the amendments discussed above.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 1, 2022, Makamer Holdings, Inc. f/k/a Hometown International, Inc., a Nevada corporation (the “Company”), completed its acquisition of Makamer, Inc., a Delaware corporation (“Makamer”), which was organized on September 3, 2021, to develop and market biodegradable resins with the goal of replacing traditional plastics with renewable and compostable materials to help reduce worldwide toxic plastic waste pollution. Pursuant to the terms of the Agreement and Plan of Merger and Reorganization, dated March 25, 2022 (the “Merger Agreement”), by and among the Company, Makamer Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), and Makamer, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Makamer, with Makamer continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The entry into the Merger Agreement by the parties was previously reported in a Current Report on Form 8-K the Company filed with the SEC on March 31, 2022. The Merger became effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on April 1, 2022.

At the Effective Time of the Merger, the stockholders of Makamer exchanged a total of 19,986,667 shares of Makamer common stock (representing 100% of Makamer’s outstanding shares) for an aggregate of 30,000,000 shares of common stock of the Company (the “Merger Shares”), with each Makamer stockholder receiving a pro rata portion of the Merger Shares based upon the total number of shares of Makamer common stock held by such Makamer stockholder immediately prior to the Effective Time.

In connection with the Merger, Makamer assigned its U.S. Provisional Patent Application No. 63/271,978, filed October 26, 2021, having the title “Biodegradable Plastic Composite Containing Fibers,” to the Company.

The Company agreed that $1,000,000 of the Company’s cash will be used to expand Makamer’s business, including for sales and marketing, research and development, evaluating other synergistic acquisitions, and working capital and general corporate purposes.

In connection with the Merger, certain pre-Merger stockholders of the Company agreed to return 1,450,000 shares of the Company’s common stock to the Company for cancellation within 30 days of the closing (the “Share Cancellation”). Following the issuance of the Merger Shares and the Share Cancelation, the Company will have an aggregate of 36,347,004 shares of common stock issued and outstanding.

Item 3.02 Unregistered Sale of Equity Securities.

Reference is made to the disclosure set forth under Item 2.01 above, which disclosure is incorporated herein by reference.

The issuance of the Merger Shares was exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D, as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving any public offering. At the time of their issuance, the Merger Shares were deemed to be restricted securities for purpose of the Securities Act and will bear restrictive legends to that effect.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Peter L. Coker, Jr.

On April 1, 2021, at the Effective Time of the Merger, Peter L. Coker, Jr., the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer, resigned from all officer positions he held with the Company. He also resigned as the Chairman of the Company’s board of directors and sole director. Mr. Coker’s resignation was effected in connection with the Merger and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Coker’s resignation, he relinquished his roles as the Company’s “Principal Executive Officer” and “Principal Financial and Accounting Officer” for SEC reporting purposes.

Appointment of Alex Mond

Effective immediately upon Mr. Coker’s resignation, Alex Mond was appointed as the Company’s Chief Executive Officer, President and Chairman of the Company’s board of directors. In connection with his appointments, Mr. Mond was designated as the “Principal Executive Officer” of the Company for SEC reporting purposes. There is currently no employment agreement between the Company and Mr. Mond, however Mr. Mond does have an employment contract with Makamer, pursuant to which he is entitled to receive an annual base salary of $120,000. The Company intends to enter into an employment agreement with Mr. Mond as soon as practicable.

In connection with the Merger, Mr. Mond is due to receive 24,016,011 of the Merger Shares, which will represent approximately 66.1% of the Company’s outstanding common equity after giving effect to the issuance of the Merger Shares and the Share Cancelation.

Alex Mond, 66, has served as Chairman, President and Chief Executive Officer for Makamer since September 2021. Prior to this, from May 2020 to March 2022, Mr. Mond served as Vice President for Biopharma, Inc., a company in the business of restoring immune health through the leveraging of complex, pleiotropic effects. Before that, from May 2018 to Jan 2021, Mr. Mond was the President of Regenerative Health and Wellness Institute, a company in the regenerative medicine industry. Prior to this, Mr. Mond was the President for OurSt, a company in the business of raising capital for startup companies. Mr. Mond has been a member of the board of directors of American Trust since 2016, where he also serves on the Dubai bankers committee. Mr. Mond received a Bachelor’s Degree in Mechanical Engineering from North Eastern University in 1982, and a Master’s Degree in Business Administration from Boston University in 1986.

The Board believes Mr. Mond’s extensive knowledge and background with regard to plant-based materials, along with his ability to build a strong team and execute his vison, will aid the Company to succeed going forward.

Mr. Mond was appointed as an officer and director of the Company in connection with the Merger. He is the spouse of Karen Mond, the Company’s newly appointed Chief Financial Officer, Secretary and Treasurer. Other than as otherwise disclosed herein, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Mond had, or will have, a direct or indirect material interest.

Appointment of Karen Mond

Effective immediately upon Mr. Coker’s resignation, Karen Mond was appointed as the Company’s Chief Financial Officer, Secretary and Treasurer. In connection with her appointments, Ms. Mond was designated as the “Principal Financial and Accounting Officer” of the Company for SEC reporting purposes. There is currently no employment agreement between the Company and Ms. Mond, however Ms. Mond does have an employment contract with Makamer, pursuant to which she is entitled to receive an annual base salary of $60,000. The Company intends to enter into an employment agreement with Ms. Mond as soon as practicable.

In connection with the Merger, Ms. Mond is due to receive 1,350,901 of the Merger Shares, which will represent approximately 3.7% of the Company’s outstanding common equity after giving effect to the issuance of the Merger Shares and the Share Cancelation.

Karen Mond, 53, has served as Chief Financial Officer for Makamer since September 2021. Prior to this, from November 2018 to August 2021, Ms. Mond served as Chief Financial Officer for The Great Disruptors, Inc., a company in the financial and consulting business. Before that, from May 2015 to November 2018, Ms. Mond was the Chief Executive Officer of Alka First, a company in the hospitality industry. Prior to this, from 2012 to 2014, Ms. Mond was the Director of Commercial for ManpowerGroup, Inc., a multinational company in innovative workforce solutions, consulting and outsourcing. Before that, from 2011 to 2012, Ms. Mond was the VP Finance for United Overseas Bank, a multinational banking corporation in Singapore. Ms. Mond received a Bachelor’s Degree in Banking and Finance (Economics) from University of London in 1999, and an Executive Master’s in Business Administration from the University at Buffalo in 2012.

The Board believes Ms. Mond’s extensive knowledge and background with regard to effective management in accounting and finance, together with her ability to execute complex business goals, will aid the Company to succeed going forward.

Ms. Mond was appointed as an officer of the Company in connection with the Merger. She is the spouse of Alex Mond, the Company’s newly appointed Chief Executive Officer, President, and Chairman of the board of directors. Other than as otherwise disclosed herein, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Ms. Mond had, or will have, a direct or indirect material interest.

Appointment of Chad S. Connor

At the Effective Time of the Merger, Chad Conner was appointed as the Company’s Chief Operating Officer. There is currently no employment agreement between the Company and Mr. Conner, however he does have a services agreement with Makamer, pursuant to which he is entitled to receive annual compensation of $60,000. The Company intends to enter into an employment agreement with Mr. Conner as soon as practicable.

In connection with the Merger, Mr. Conner is due to receive 90,061 of the Merger Shares, which will represent less than 1% of the Company’s outstanding common equity after giving effect to the issuance of the Merger Shares and the Share Cancelation.

Chad S. Conner, 47, has served as Chief Operating Officer for Makamer since October 2021. Prior to this, from July 2015 to March 2021, Mr. Conner served as Chief Executive Officer for Pure Ratios Holdings, a company that sold Hemp-related consumer products. Mr. Conner has been a member of the board of directors of Mycrodose Therapeutics since December 2020. Mr. Conner received A Bachelor’s Degree in Chinese Medicine from Pacific College of Health Sciences in 1997, and a Master’s in Science in Chinese Medicine from Pacific College of Health Sciences in 1999.

The Board believes Mr. Conner’s extensive knowledge and background with regard to Hemp and operations, along with his ability to run successful operations, will aid the Company to succeed going forward.

Mr. Conner was appointed as an officer of the Company in connection with the Merger. There are no family relationships between Mr. Conner and any of the Company’s other executive officers or directors. Other than as otherwise disclosed herein, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Conner had, or will have, a direct or indirect material interest.

Appointment of Manoucher Sarbaz

At the Effective Time of the Merger, Manoucher Sarbaz was appointed as a member of the Company’s board of directors.

In connection with the Merger, Mr. Sarbaz is due to receive 150,101 of the Merger Shares, which will represent less than 1% of the Company’s outstanding common equity after giving effect to the issuance of the Merger Shares and the Share Cancelation.

Manoucher Sarbaz, 70, has served as a member of the board of directors of Makamer since September 2021. Prior to this, from November 2008 to present, Mr. Sarbaz served as President for Paseo De Laura LLC, a company in the real estate investment business. Before that, from December 1979 to October 2008, Mr. Sarbaz served as the President of Pacific Golf & Country Club, a company in real estate development. Prior to this, from March 1976 to November 1979, Mr. Sarbaz served as a Chief Executive Officer of custom-made cars in Europe where he also served on the board of directors. Mr. Sarbaz received a Bachelor’s Degree in Insurance and Economics from the University of Tehran in 1976.

The Board believes Mr. Sarbaz’s extensive knowledge and background with regard to business advisory and the capital markets, along with his ability to connect with manufacturers and vendors, will aid the Company to succeed going forward.

Mr. Sarbaz was appointed as a director of the Company in connection with the Merger. There are no family relationships between Mr. Sarbaz and any of the Company’s other executive officers or directors. Other than as otherwise disclosed herein, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Sarbaz had, or will have, a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), Makamer, Inc.’s (i) audited balance sheet as of December 31, 2021, and statement of operations, statement of changes in stockholder’s deficit and statement of cash flows for the year ended December 31, 2021, are filed with this Form 8-K/A as Exhibit 99.1, and (ii) unaudited condensed balance sheet as of March 31, 2022, and condensed statement of operations, condensed statement of changes in stockholder’s equity (deficit) and condensed statement of cash flows for the three months ended March 31, 2022, are filed with this Form 8-K/A as Exhibit 99.2.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), the Company’s pro forma unaudited combined financial statements for the fiscal year ended December 31, 2021, and for the three months ended March 31, 2022, are filed with this Form 8-K/A as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Audited balance sheet as of December 31, 2021, and statement of operations, statement of changes in stockholder’s deficit and statement of cash flows for the year ended December 31, 2021, for Makamer, Inc.

99.2	Unaudited condensed balance sheet as of March 31, 2022, and condensed statement of operations, condensed statement of changes in stockholder’s equity (deficit) and condensed statement of cash flows for the three months ended March 31, 2022, for Makamer, Inc.

99.3	Pro forma unaudited combined financial statements for the fiscal year ended December 31, 2021, and for the three months ended March 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKAMER HOLDINGS, INC.

Date: June 16, 2022	By:	/s/ Alex Mond
	Name:	Alex Mond
	Title:	Chief Executive Officer